                                                                    EXHIBIT 23.3
                                                                    ------------






              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We have issued our report dated June 1, 1998 accompanying the consolidated financial statements of IntraNet Solutions, Inc. and subsidiaries included in the Annual Report on Form 10-KSB for the year ended March 31, 1998 which is incorporated by reference in this Registration Statement. We consent to the incorporation by reference in the Registration Statement (Form S-8) of the aforementioned report.



                                          GRANT THORNTON LLP




Minneapolis, Minnesota
October 30, 1998

205926












                                  Page 12 of 12